UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2012

NOVA LIFESTYLE, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-163019	90-0746568
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6541 E. Washington Blvd., Commerce, CA	90040
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 888-9999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure

On August 30, 2012, Thanh H. Lam, the President of Nova Lifestyle, Inc. (the “Company”), gave a presentation at the Southern California Investor Conference in Newport Beach, California.  Attached hereto as Exhibit 99 and made part of this report, is a copy of the power point presentation given by Ms. Lam.

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 7.01 and Exhibit 99 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibit

Exhibit No.	Description
99.1	Company investor presentation at the Southern California Investor Conference on August 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVA LIFESTYLE, INC.
(Registrant)
Date:	September 4, 2012	By:	/s/ Thanh H. Lam
		Name:	Thanh H. Lam
		Title:	President